EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2022
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
The components of the numerator and the denominator in the calculation of basic and diluted earnings per share for the six months ended June 30, 2022 and 2021 are as follows:

(in thousands of $)	2022	2021
Net income	289,072	128,074

(in thousands)	2022	2021
Weighted average number of shares outstanding - basic	200,540	184,147
Dilutive effect of share options	906	276
Weighted average number of shares outstanding - diluted	201,446	184,423
In the six months ended June 30, 2022, all 1,100,000 of outstanding during the period share options were dilutive. In May 2022, 450,000 share options held by the management were exercised and as of June 30, 2022 there are 650,000 outstanding options which are dilutive. In the six months ended June 30, 2021, all 1,120,000 of our outstanding share options were dilutive.

	2022	2021
Cash dividends per share declared	$1.10	$0.75